                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                           First Franklin Corporation
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 28, 2003

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Franklin Corporation (the "Company"), the holding company for The Franklin Savings and Loan Company, will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241 on April 28, 2003, at 3:00 p.m.

     The Meeting is for the following purposes, all of which are described in the accompanying Proxy Statement:

          1.   The reelection of two directors of the Company;

          2. The ratification of the selection of Clark, Schaefer, Hackett & Co. as the independent accountants of the Company for the current fiscal year; and

          3. Such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting. Action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned.

     Stockholders of record at the close of business on March 12, 2003, are the stockholders entitled to vote at the Meeting and any adjournments thereof. A proxy card and a proxy statement for the Meeting are enclosed. Please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. The proxy will not be used if you submit a later-dated proxy or written revocation to the Company before the commencement of voting at the Meeting or if you attend and vote at the Meeting in person.

Cincinnati, Ohio                          By Order of the Board of Directors
March 28, 2003


                                          Thomas H. Siemers
                                          President and Chief Executive Officer


================================================================================
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 2003


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First Franklin Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), and at all adjournments thereof. The Meeting will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241, on April 28, 2003, at 3:00 p.m. The Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 28, 2003.

     The shares represented by proxies will be voted at the Meeting and all adjournments thereof. Stockholders who submit proxies may revoke them at any time before the commencement of voting at the Meeting by filing a later-dated proxy or written revocation with the Secretary of the Company, or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted as directed by the stockholder and, in the absence of specific instructions to the contrary, will be voted:

     FOR   the reelection of Richard H. Finan and Mary W. Sullivan as directors
     ---   of the Company for terms expiring in 2006; and

     FOR   the ratification of the selection of Clark, Schaefer, Hackett & Co.
     --- ("Clark Schaefer") as the independent accountants of the Company for the current fiscal year.

     A majority of the shares of the Company's issued and outstanding common stock (the "Common Stock"), present in person or represented by proxy at the Meeting, will constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes (described below) are counted for purposes of determining a quorum.

                                  VOTE REQUIRED

     The directors will be elected by a plurality of the shares voted in person or by proxy at the Meeting. Shares that are not voted by brokers or other entities holding shares on behalf of beneficial owners ("broker non-votes") or shares as to which the authority to vote is withheld are not counted toward the election of directors. If the enclosed proxy card is signed, dated and returned by the stockholder but no vote is specified thereon, the shares represented by the proxy will be voted FOR the reelection of Mr. Finan and Ms. Sullivan.

     The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Meeting is necessary to ratify the selection of Clark Schaefer as the independent accountants of the Company for the current fiscal year. The effect of an abstention or a broker non-vote is the same as a vote against ratification. If the enclosed proxy card is signed and dated by the stockholder, but no vote is specified thereon, the shares represented by the proxy will be voted FOR the ratification of the selection of Clark Schaefer as independent accountants.

                           OWNERSHIP OF COMPANY STOCK

     Stockholders of record as of the close of business on March 12, 2003, are entitled to one vote at the Meeting for each share held on such date. As of that date, the Company had 1,635,308 shares of Common Stock issued and outstanding.

     The following table contains share ownership information as of March 12, 2003, regarding (i) those persons or entities who were known by management to beneficially own more than five percent of the outstanding shares of Common Stock; and (ii) all directors and executive officers of the Company and its most significant subsidiary, The Franklin Savings and Loan Company ("Franklin"), as a group.

                                                                               Shares beneficially         Percent of
 Name and address                                                                     owned                   class
-----------------                                                              -------------------         ----------
Thomas H. Siemers(1)                                                                 356,096                   21.43
  First Franklin Corporation
  4750 Ashwood Drive
  Cincinnati, Ohio 45241

Franklin Savings & Loan Company                                                      183,924                   11.25
Employee Stock Ownership Plan (2)
  4750 Ashwood Drive
  Cincinnati, Ohio 45241

The PNC Financial Services Group, Inc. (3)                                            90,675                    5.54
PNC Bank, National Association (3)
  One PNC Plaza
  249 Fifth Avenue
  Pittsburgh, PA  15222-2707
PNC Bancorp, Inc. (3)
  222 Delaware Avenue
  Wilmington, DE  19899

All directors and executive officers of the Company                                  595,421                   34.84
and Franklin as a group (9 persons) (4)

(1) Includes 26,000 shares subject to options, 47,447 shares allocated to Mr. Siemers' Employee Stock Ownership Plan ("ESOP") account as to which he has sole voting and investment power, 33,356 shares as to which Mr. Siemers has shared voting and investment power, and 136,477 shares owned by the ESOP and allocated to the accounts of other participants as to which Mr. Siemers has shared investment power as the ESOP Trustee. Shares owned by the ESOP are counted only once in calculating the total number of shares held by Mr. Siemers and the directors and officers.

(2) All shares held by the ESOP are also included as shares beneficially owned by Mr. Siemers as trustee of the ESOP.

(Footnotes continued on next page)

(3) Based upon information contained in a Schedule 13G filed February 12, 2003 with the Securities and Exchange Commission by The PNC Financial Services Group, Inc.; PNC Bancorp, Inc.; and PNC Bank, National Association. According to the Schedule 13G filing, each entity reported sole voting power over 90,765 shares and sole dispositive power over 71,400 shares.

(4) Includes shares held directly, shares allocated to executive officers' accounts in the ESOP, shares subject to options and shares held by controlled corporations or certain family members, over which the specified individuals or group effectively exercise sole or shared voting and investment power. Such amount also includes the shares that may be deemed to be beneficially owned by Mr. Siemers, as trustee of the ESOP of Franklin. Shares owned by the ESOP are counted only once in calculating the total number of shares held by Mr. Siemers and the directors and executive officers as a group.


     The following table contains share ownership information as of March 12, 2003, for each director of the Company and for each individual named in the Summary Compensation Table, other than Mr. Siemers whose ownership information is set forth in the previous table.

                                     Shares beneficially            Percent of
Name and address (1)                       owned (2)                  class
--------------------                 -------------------            ----------

Richard H. Finan                          81,424(3)                    4.97
Donald E. Newberry, Sr.                    2,000(4)                    0.12
John L. Nolting                            5,500(5)                    0.34
Mary W. Sullivan                           3,500(6)                    0.21
Daniel T. Voelpel                         56,349(7)                    3.42


(1) Each of the persons listed in this table may be contacted at the address of the Company, 4750 Ashwood Drive, Cincinnati, Ohio 45241.

(2) Unless otherwise indicated by footnote, the individual has sole voting and investment power for all shares reported as beneficially owned.

(3) Includes 4,000 shares that may be acquired upon the exercise of stock options, and 77,424 shares as to which Mr. Finan shares voting and investment power.

(4) Consists of 2,000 shares that may be acquired upon the exercise of stock options.

(5) Includes 4,000 shares that may be acquired upon the exercise of stock options, and 1,500 shares owned by DataTech Services, Inc. of which Mr. Nolting is President and Chief Executive Officer.

(6) Includes 2,000 shares that may be acquired upon the exercise of stock options, and 1,500 shares as to which Ms. Sullivan shares voting and investment power.

(7) Includes 12,000 shares that may be acquired upon the exercise of stock options, 25,361 shares allocated to Mr. Voelpel's ESOP account and 16,000 shares as to which Mr. Voelpel shares voting and investment power.


                              ELECTION OF DIRECTORS

     There are five members of the Company's Board of Directors. Directors are elected to serve for three-year terms or until their respective successors are elected and qualified. Approximately one-third of the Board of Directors is elected annually.

     Since last year's Annual Meeting of Stockholders, two vacancies were filled on the Board of Directors of the Company. The Rev. Donald E. Newberry, Sr., a director of Franklin, was appointed to the Board of Directors of the Company to fill the seat vacated by James E. Hoff, S.J., who has resigned. Mary W. Sullivan, also a director of Franklin, was appointed to fill the vacancy created upon the recent death of James E. Cross.

     The full Board of Directors acts as a nominating committee for the annual selection of its nominees for director. The nominating committee will consider nominees recommended by others, but has not actively solicited nominations or established any procedures for this purpose.

     If either of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of the substitute, if any, recommended by the Board of Directors. At this time, the Board knows of no reason why either nominee might be unable to serve if elected. There are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

     The following table contains certain information regarding the composition of the Company's Board of Directors, including terms of office.


                                               Positions held with              Year first
                                                   the Company             elected director of         Term to
Name                           Age(1)              and Franklin            the Company/Franklin        expire
----                           ---                 ------------            --------------------        -------
                                                     NOMINEES
                                                     --------

Richard H. Finan                  68                 Director                   1987/1968               2006

Mary W. Sullivan                  46                 Director                   2003/1996               2006

                                           DIRECTORS REMAINING IN OFFICE
                                           -----------------------------

John L. Nolting                   70                 Director                   1987/1981               2005

Donald E. Newberry, Sr.           75                 Director                   2003/1996               2004

Thomas H. Siemers                 69        President, Chief Executive          1987/1953               2004
                                               Officer and Director

------------------

(1)  As of March 12, 2003.


     The business experience of each director during the last five years is as follows:

     RICHARD H. FINAN is an attorney and has had a private legal practice since 1959. He was a member of the Ohio legislature from 1973 until 2002, and served as President of the Ohio State Senate from 1997 until 2002. Mr. Finan also serves as legal counsel for Madison Service Corporation, Franklin's wholly-owned subsidiary, and DirectTeller Systems, Inc., a joint venture between the Company and DataTech Services, Inc. Mr. Finan is also a director of Union Central Life Insurance Company.

     MARY W. SULLIVAN has been an attorney with the Cincinnati, Ohio law firm of Peck, Shaffer & Williams LLP since 1980. Ms. Sullivan also serves as a director of Summit Mutual Funds, Inc. and is a former member of the Ohio Elections Commission.

     JOHN L. NOLTING has been the President and Chief Executive Officer of DataTech Services, Inc., a computer service company located in Cincinnati, since 1974. He also is a Vice President of N-Soft of North America, a developer of software tools for the telecommunication industry, serves as the President and Chief Executive Officer of Queen City Leasing, an automobile leasing company located in Cincinnati, and is a Director and the President of DirectTeller Systems, Inc.

     DONALD E. NEWBERRY, SR. has served as pastor of the Lee Chapel AME Church for over 40 years. Rev. Newberry has been involved in numerous civic and charitable organizations, including the Dan Beard Council of Boy Scouts, the Cincinnati Board of Health, Victory Neighborhood Services of Greater Cincinnati and the Board of Directors of the Payne Theological Seminary.

     THOMAS H. SIEMERS has been employed by Franklin since 1949, has been a director of Franklin since 1953, and has served as President and Chief Executive Officer since 1968. Mr. Siemers served as a director of the Federal Home Loan Bank of Cincinnati from 1978 to 1983, as the Chairman of the Ohio Savings and Loan League in 1981 and 1982 and on the Executive Committee of the U.S. League of Savings Institutions from 1982 to 1985. Mr. Siemers is also a director of Intrieve, Inc. Mr. Siemers is the father of Ms. Schmidt, the Secretary and Treasurer of the Company.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Regular meetings of the Company's Board of Directors are held quarterly. During the year ended December 31, 2002, the Company's Board of Directors held a total of six regular and special meetings. All incumbent directors of the Company attended at least 75% of the total meetings of the Company's Board of Directors and meetings held by all committees of the Company's Board of Directors on which such director served during the year.

     The Company has an Audit Committee, which in 2002 was composed of Messrs. Cross, Finan and Nolting and in 2003 will be composed of the four outside directors. The Audit Committee met once during 2002. For a description of the duties of the Audit Committee, see "AUDIT COMMITTEE REPORT." The Company has no standing compensation or nominating committees.

     The directors of the Company also serve on the Board of Directors of Franklin, the principal subsidiary of the Company. Regular meetings of Franklin's Board of Directors are held monthly. Franklin's Board held a total of 18 regular and special meetings during 2002. All directors attended at least 75% of the total meetings of Franklin's Board of Directors and meetings held by all committees of Franklin's Board of Directors on which such director served. The Board of Directors of Franklin has standing Executive and Compensation Committees.

     The Executive Committee consists of the President and three other members of Franklin's Board of Directors. Each Board member, other than the President, serves for a total of six months during the year on a rotating basis. This committee met five times during 2002 and will meet as necessary during 2003. The committee exercises the power of Franklin's Board of Directors between regular Board meetings. All of its actions are reviewed and ratified by Franklin's full Board of Directors.

     Franklin's Compensation Committee reviews and makes recommendations to Franklin's Board of Directors regarding executive compensation and other benefit programs. The Compensation Committee is comprised of Messrs. Siemers, Finan and Nolting. This committee met once during 2002.

COMPENSATION OF THE BOARD OF DIRECTORS

     During 2002, each director who served during the year received $6,250 of director's fees from the Company and $16,250 of director's fees from Franklin. Mr. Siemers does not receive director's fees from Franklin. Neither the Company nor Franklin pays fees for committee membership.

EXECUTIVE OFFICERS

     The following information describes the business experience during the past five years of executive officers of the Company and Franklin who do not serve on the Company's Board of Directors. Each officer is elected annually to serve until his or her successor is elected and qualified, or until he or she resigns or is removed by the Board. There are no arrangements or understandings between the persons named below and any other person pursuant to which such officers were elected.

     DAVID E. HAERR, age 70, joined Franklin in May 1998 as Vice President and Chief Lending Officer. Prior to joining Franklin, Mr. Haerr served as Senior Vice President of lending at Merchants Bank and Trust Company in West Harrison, Indiana. Mr. Haerr has also held lending positions at Fifth Third Bank and Provident Bank in Cincinnati.

     LAWRENCE J. SPITZMUELLER, age 45, joined Franklin in 1992 as Chief Compliance and Security Officer and became Vice President for Residential Lending in April 2002. Prior to joining Franklin, he was an enforcement attorney with the Office of Thrift Supervision.

     GRETCHEN J. SCHMIDT, age 46, has been the Corporate Secretary/Treasurer of the Company since 1988. She also serves as Vice President of Operations and Secretary of Franklin, and is Vice President, Secretary and a director of Madison Service Corporation, Franklin's wholly owned subsidiary, and is the Secretary of Direct Teller. Ms. Schmidt held a variety of part-time positions with Franklin between 1971 and 1978, and has held various full-time positions since 1978. Currently, she is responsible for branch operations and general corporate administration. Ms. Schmidt is the daughter of President Siemers.

     DANIEL T. VOELPEL, age 54, has been Vice President/Chief Financial Officer of the Company since 1988. He also serves as Vice President/Chief Financial Officer of Franklin and Treasurer of DirectTeller Systems, Inc., and Treasurer and a director of Madison Service Corporation. He has been with Franklin since 1983.

EXECUTIVE COMPENSATION

     The following table provides certain compensation information for Mr. Siemers, the President and Chief Executive Officer of the Company and Franklin, and Mr. Voelpel, the Vice President and Chief Financial Officer of the Company and Franklin. No other executive officer of the Company or Franklin received annual compensation exceeding $100,000 in the past three years. The table includes compensation paid in all forms by Franklin and its subsidiaries for all services rendered during the periods shown. The Company currently does not pay any compensation to its executive officers.

                           SUMMARY COMPENSATION TABLE


                                        --------------------------------------------------------
                                           Annual compensation       Long term compensation
                                                                              awards
                                        ---------------------------------------------------------
                                                                      Securities underlying      All other compensation
Name and principal position      Year    Salary ($)    Bonus ($)       Options/SARs (#)(1)               (2)(3)
---------------------------------------------------------------------------------------------------------------------------
THOMAS H. SIEMERS
President, Chief Executive       2002     $224,195           --               9,750                      $32,229
Officer and Director of the      2001      224,195           --               9,750                       28,181
Company and Franklin             2000      222,945           --               4,875                       28,842

DANIEL T. VOELPEL
Vice President and Chief         2002     $120,000           --               4,500                      $20,131
Financial Officer of the         2001      119,415       $1,000               4,500                       20,821
Company and Franklin             2000      116,487           --               2,250                       20,632

(1) Represents the number of shares of Common Stock underlying options granted to Messrs. Siemers and Voelpel. Because the Company failed to achieve its 2001 performance goals, the options granted in 2000 were reduced by 50%.

(2) For Mr. Siemers, consists of contributions to the Company's defined contribution plan of $20,000, $17,000 and $17,000 for 2002, 2001 and 2000,
     respectively, and the $12,229, $11,181 and $11,842 value of the allocations to his ESOP account for 2002, 2001 and 2000, respectively.

(3) For Mr. Voelpel, consists of contributions to the Company's defined contribution plan of $12,493, $12,560 and $12,161, for 2002, 2001 and 2000,
     respectively, and the $7,638, $8,261 and $8,471 value of the allocations to his ESOP account for 2002, 2001 and 2000, respectively.


STOCK OPTIONS

     The following table contains information regarding all grants of options to purchase common shares of the Company made to Mr. Siemers and Mr. Voelpel during 2002:

                                                                  Individual Grants
                        -----------------------------------------------------------------------------------------------
                           Number of securities           % of total options/
                                underlying                  SARs granted to             Exercise or          Expiration
Name                    options/SARs granted (#)(1)    employees in fiscal year     base price ($/share)         date
----                    ---------------------------    ------------------------     --------------------     ----------
Thomas H. Siemers                 9,750                          14.96                       15.10             3-01-08
Daniel T. Voelpel                 4,500                           6.90                       13.73             3-01-13

------------

(1) Each option was granted on December 20, 2002, and is first exercisable for one-third of the shares subject to the option on each of January 20, 2004, 2005 and 2006, provided that both the option recipient and the Company achieve specified performance goals in 2003. If the recipient achieves his 2003 performance goals and the Company fails to achieve its 2003 performance goals, the recipient may exercise only 50% of his allocated options. If the recipient fails to achieve his 2003 performance goals, no options will be exercisable. The options are intended to qualify as incentive stock options.

     The following table contains information regarding the number and value of unexercised options held by Mr. Siemers and Mr. Voelpel at December 31, 2002:


                                     Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values
                         -------------------------------------------------------------------------------------------------------
                           Shares                       Number of securities underlying        Value of unexercised in-the-money
                         acquired on       Value      unexercised options/SARs at 12/31/02       options/SARs at 12/31/02 ($)(1)
Name                     exercise(#)    realized($)        exercisable/unexercisable               exercisable/unexercisable
----                     -----------    -----------   ------------------------------------     ---------------------------------
Thomas H. Siemers             -              -                   19,500/24,375                       $8,076/$39,065
Daniel T. Voelpel             -              -                    9,000/11,250                       $5,347/$24,262

------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The value presented is determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price and the fair market value of a share of the Company's stock on December 31, 2002, of $13.50 per share.


EMPLOYMENT CONTRACT

     On October 23, 2000, the Board of Directors of Franklin approved a three-year employment agreement with Mr. Siemers. The agreement provides for a salary and performance review by the Board of Directors at least annually. After such review and prior to the expiration of each year of the agreement, the Board of Directors may extend the agreement for periods of one year each. The current expiration date of the agreement is October 23, 2005. The agreement also provides for inclusion of Mr. Siemers in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave.

     The agreement may be terminated by Franklin at any time. In the event of termination by Franklin for "just cause," as defined in the agreement, Mr. Siemers has no right to receive any compensation or other benefits for any period following such termination. In the event of a termination other than for "just cause" and not in connection with a "change of control", as defined in the agreement, Mr. Siemers will be entitled to payment of an amount equal to his annual salary in monthly payments for a period of 36 months, plus benefits. The agreement further provides that in the event of a termination without just cause in connection with or within one year of a "change of control," Mr. Siemers will be entitled to payment of an amount equal to three times his annual salary. The amount which would be payable to Mr. Siemers in the event of a "change of control," based upon his salary as of December 31, 2002, is $672,585.

TRANSACTIONS WITH MANAGEMENT AND INDEBTEDNESS OF MANAGEMENT

     Franklin, like many financial institutions, has followed a policy of making loans to its officers, directors and employees for the financing and improvement of their personal residences and consumer loans for other purposes. Except as set forth below, such loans are made in the ordinary course of business on substantially the same terms and collateral as those available to the general public, and do not involve more than the normal risk of collectibility or present other unfavorable features. Currently, for loans to the employees, directors and officers of the Company or Franklin and their family members, interest rates are generally set at 1% over Franklin's cost of funds, subject to adjustment to market rates in the event that employment is terminated. If the employment relationship is terminated, the rate reverts to the contract rate and the modification is canceled. Loan fees on mortgage loans are generally waived, except to the extent of direct loan origination expenses incurred by Franklin. Other loans are reviewed on an individual basis and any preferential treatment given is based on the employee's length of service, work performance and past credit history.

     Set forth below is certain information at December 31, 2002, regarding all loans made by Franklin to each of its or the Company's current directors or executive officers which were granted at less than market rates and which, for any individual, resulted in an aggregate indebtedness to Franklin exceeding $60,000 at any time since January 1, 2001:

                                                          Largest amount    Balance as of                     Market interest rate
                            Date of       Nature of      outstanding since  December 31,   Current interest      at the time of
           Name              loan        indebtedness     January 1, 2001      2002            rate                origination
           ----             -------      ------------    -----------------  -------------  ----- ----------   --------------------
John L. Nolting             04/15/98  First mortgage -        $113,959          $110,809         5.375%             6.375%
                                      personal residence

                            02/12/99  Consumer loan             10,354                 0         7.25               9.25

                            07/19/99  Consumer loan              7,760                 0         6.75               7.75

                            12/13/00  Line of credit (1)        22,150            11,429         6.0                6.0

Gretchen J. Schmidt         08/12/98  Consumer loan                800                 0         6.75               7.75

                            09/01/98  First mortgage -         226,064           217,659         5.50               6.25
                                      personal residence

                            06/09/99  Consumer loan             16,352                 0         7.00               9.00

                            06/01/00  Consumer loan             12,018             5,474         7.25               9.25

Lawrence J. Spitzmueller    08/05/96  First mortgage-           84,199                 0         5.875              8.625
                                      personal residence

                            08/03/00  Consumer loan              6,099                 0         6.00               7.25

                            04/10/02  First mortgage -         157,000           155,493         5.25               6.00
                                      personal residence

                            08/13/02  Consumer loan              4,000             3,649        10.25              12.25

---------------

(1) The market interest rate at the time of origination was prime rate and Mr. Nolting received the rate of prime rate minus 2%. Both the market rate and Mr. Nolting's rate have a 6% floor.

     The Company owns a 51% interest in DirectTeller Systems, Inc. ("DirectTeller"), an Ohio corporation that markets computer software developed by DataTech Services, Inc. ("DataTech") to financial institutions. Director Nolting is the President and Chief Executive Officer of DataTech, which owns the remaining 49% interest in DirectTeller. When the Board of Directors of the Company approved this venture in 1989, Director Nolting abstained from voting on the matter. The Company initially contributed $50,000 and DataTech contributed the software that it developed to the initial capitalization of DirectTeller. The Company is responsible for maintaining the financial records of DirectTeller and DataTech is obligated to manage its day to day operations, including software maintenance and marketing. DataTech does not receive a management fee for performing these services. The Company's investment in Direct Teller was $50,000 at December 31, 2002.

     Director Finan is an attorney at law who from time to time provides legal services to Madison Service Corporation and DirectTeller. During the year ended December 31, 2002, fees paid by the subsidiaries of Franklin and the Company did not exceed five percent of Mr. Finan's gross revenues for the year.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's stock, to file reports of ownership and changes of ownership in the Company's stock with the Securities and Exchange Commission. These persons are required by regulation to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all
Section 16(a) reports required during the year ended December 31, 2002 were timely filed.


                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Clark Schaefer conducted the independent audit of the Company for the year ended December 31, 2002, and the Board of Directors has selected Clark Schaefer as the independent accountants of the Company for the fiscal year ended December 31, 2003.

     The Board of Directors is requesting and recommends that the stockholders of the Company ratify the selection of Clark Schaefer as the independent accountants of the Company for the current fiscal year. Management of the Company expects that a representative of Clark Schaefer will be present at the Meeting, and that such representative will be available to respond to appropriate questions and will have an opportunity, if desired, to make a statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF CLARK SCHAEFER AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company is comprised of three directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities.

     The Audit Committee received and reviewed the report of Clark Schaefer regarding the results of their audit, as well as the written disclosures and the letter from Clark Schaefer required by Independence Standards Board Standard No.
1. The Audit Committee reviewed the audited financial statements with the management of the Company. A representative of Clark Schaefer also discussed with the Audit Committee the independence of Clark Schaefer from the Company, as well as the matters required to be discussed by Statement of Auditing Standards
61. Discussions between the Audit Committee and the representative of Clark Schaefer included the following:

     * Clark Schaefer's responsibilities in accordance with generally accepted auditing standards

     * The initial selection of, and whether there were any changes in, significant accounting policies or their application
     *    Management's judgments and accounting estimates
     *    Whether there were any significant audit adjustments
     *    Whether there were any disagreements with management
     *    Whether there was any consultation with other accountants
     * Whether there were any major issues discussed with management prior to Clark Schaefer's retention
     * Whether Clark Schaefer encountered any difficulties in performing the audit
     * Clark Schaefer's judgments about the quality of the Company's accounting principles
     * Clark Schaefer's responsibilities for information prepared by management that is included in documents containing audited financial statements

     Based on its review of the financial statements and its discussions with management and the representative of Clark Schaefer, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002, to be filed with the SEC.

Audit Committee

     James E. Cross*
     Richard H. Finan
     John L. Nolting

--------------

* Mr. Cross was a member of the Audit Committee at the time of the Audit Committee Report.

AUDIT FEES

     During the year ended December 31, 2002, Clark Schaefer billed the Company $54,882 in fees for professional services in connection with the audit of the Company's annual financial statements and the review of financial statements included in the Company's Forms 10-QSB and 10-KSB.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During 2002, no fees were incurred by the Company from Clark Schaefer for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the Company's financial statements.

ALL OTHER FEES

     During 2002, Clark Schaefer billed the Company $16,700 in fees for services rendered by Clark Schaefer for all accounting services other than the services discussed under the headings AUDIT FEES and FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES above. The majority of these fees were for the preparation of tax returns, tax consultation and reviews of accounting controls.

                              STOCKHOLDER PROPOSALS

     To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal requesting action at such meeting must be received at the Company's main office, 4750 Ashwood Drive, Cincinnati, Ohio 45241, no later than November 29, 2003. Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act. In addition, if a stockholder intends to present a proposal at next year's Annual Meeting of Stockholders without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 12, 2004, then the proxies designated by the Board of Directors of the Company for next year's Annual Meeting of Stockholders may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such proposal in the proxy statement or on the proxy card for such meeting.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described in this Proxy Statement. However, if any other matter properly comes before the Meeting, the holders of the proxies will act upon such matter in their best judgment.

     The Company will pay proxy solicitation costs, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Stockholders for 2002, including financial statements, is enclosed with this Proxy Statement. Any stockholders who have not received a copy of the 2002 Annual Report may obtain a copy by writing to the Company. The 2002 Annual Report is not part of the proxy solicitation materials and is not incorporated herein by reference.


                                      BY ORDER OF THE BOARD OF DIRECTORS



Cincinnati, Ohio                      Thomas H. Siemers
March 28, 2003                        President and Chief Executive Officer

                                 REVOCABLE PROXY
                           FIRST FRANKLIN CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 28, 2003

     The undersigned hereby appoints Thomas H. Siemers and John L. Nolting or either of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned to vote all shares of Common Stock of First Franklin Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held on April 28, 2003, at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241, at 3:00 p.m., and at any and all adjournments thereof, as follows:

I. The election of the following directors:

   ___ FOR the nominees listed              ____ WITHHOLD authority to vote
       below (except as otherwise                for the nominees listed below
       indicated)


                                RICHARD H. FINAN
                                MARY W. SULLIVAN

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

                  ---------------------------------------------------

                                                   FOR     AGAINST     ABSTAIN
                                                   ---     -------     -------
II.  The ratification of the appointment of
     Clark, Schaefer, Hackett & Co. as the
     Company's independent accountants for
     the fiscal year ended December 31, 2003.      ---       ---         ---

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the nominees listed and "FOR" the ratification of the appointment of the independent accountants.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR RATIFICATION. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Meeting or submits a later-dated proxy or written revocation to the Company prior to the commencement of voting at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated March 28, 2003, and a copy of the 2002 Annual Report to Stockholders.



--------------------------------------------------------------------------------


----------------------------                ------------------------------------
Print name of stockholder                   Print name of stockholder


----------------------------                ------------------------------------
Signature of stockholder                    Signature of stockholder


Dated:                   , 2003             Dated:                    , 2003
      -------------------                         --------------------

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

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